EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is made and entered into as of August 1, 2002, by and between MB Software Corporation, a Texas corporation ("Seller"), and eAppliance Payment Solutions, LLC, a Nevada limited liability company ("Purchaser").

         WHEREAS, in connection with the capital restructuring of Seller, Purchaser has agreed to purchase Seller's 99% equity ownership interest (the "Interest") in E Appliance Innovations, LLC, a Nevada limited liability company (the "Company"), on the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by them, the parties hereto do hereby agree as follows:

         1. Purchase of Securities. At the Closing (as defined below), Purchaser shall purchase from Seller, and Seller shall sell to Purchaser, the Interest. The purchase price (the "Purchase Price") for the Interest shall be the assumption by Purchaser of the liabilities of Seller described in the Assignment and Assumption Agreement attached hereto as Exhibit B (the "Assumed
Liabilities"). In addition, Purchaser and Seller shall enter into a License Agreement, in substantially the form of Exhibit A attached hereto.

         2. Closing. The closing of the transactions contemplated herein (the "Closing") will take place at the executive offices of the Company on the date hereof (the "Closing Date").

         3. Conditions to Closing of Seller. Except as may be waived in writing by Seller, the obligations of Seller to consummate the transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date, of the assumption by Purchaser of the Assumed Liabilities, which assumptions shall be in form and substance reasonably satisfactory to Seller.

         4. Conditions to Closing of Purchaser. Except as may be waived in writing by Purchaser, the obligations of Purchaser to consummate the transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date, of the following conditions:

            (a) Seller, the other members of the Company and the Company shall have executed and delivered and amendment to the Operating Agreement of the Company admitting Purchaser as a member in place of Seller.

            (b) All authorizations, approvals, consents and waivers of any governmental authority or third party, each as required to permit the consummation of the transactions contemplated hereby, shall have been obtained and shall not have been terminated, suspended or withdrawn as of the Closing Date.

            (c) No investigation, action, suit or proceeding shall be pending or threatened before any court or governmental body which seeks to restrain, prohibit or otherwise challenge or interfere with the consummation of the transactions contemplated herein.



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         5.  Representations and Warranties of Seller.  Seller hereby represents and warrants to Purchaser as follows:

            (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

            (b) The Company is a limited liability company organized, validly existing and in good standing under the laws of the State of Nevada.

            (c) This Agreement has been duly authorized by all necessary action of Seller and is a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

            (d) Seller holds all legal and beneficial title to the Interest, and will transfer the Interest to Purchaser free and clear of any liens, security interests, claims or encumbrances of any kind whatsoever.

            (e) All consents, approvals or actions of, or any filings with or any notices to be given to, any person or any public, governmental or judicial authority required for the execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been obtained by Seller.

         6. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

            (a) Purchaser is a limited liability company organized, validly existing and in good standing under the laws of the State of Nevada.

            (b) This Agreement has been duly authorized by all necessary action of Purchaser and is a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

         7. Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be construed and governed under the laws of the State of Texas.

         8. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

         9. Effect of Headings. The Section headings herein are for convenience only, and shall not affect the construction hereof.



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            IN WITNESS  WHEREOF the parties  hereto have executed this Agreement as of the date first above written.

                                               MB SOFTWARE CORPORATION


                                               By:  /s/ Scott A. Haire
                                                  ------------------------------
                                               Name:  Scott A. Haire
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------




                                               eAPPLIANCE PAYMENT SOLUTIONS, LLC


                                               By:  /s/ Scott A. Haire
                                                  ------------------------------
                                               Name:  Scott A. Haire
                                                    ----------------------------
                                               Title:  Manager
                                                     ---------------------------